UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 22, 2008
Sparton Corporation
(Exact Name of Registrant as Specified in Its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)
(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 22, 2008, Sparton Corporation (the “Company” and sometimes “Sparton”) entered into an employment agreement with Richard L. Langley (“Mr. Langley”) providing for the employment of Mr. Langley as the President of the Company (the “Agreement”). A copy of the Agreement is filed with this report as Exhibit 10.2.
The material terms and conditions of Mr. Langley’s employment agreement with the Company, include without limitation, his duties as President of the Company, retirement from the Company’s Board of Directors, at-will employment, nineteen-month term, base salary, annual performance incentive for fiscal years 2009 and 2010, and termination are set forth in the document entitled Summary of Final Terms for Richard L. Langley Employment Agreement (the “Summary”) which is filed with this report as Exhibit 10.1.
The foregoing description of the Summary and the Agreement are qualified in their entirety by reference to the full text of the Summary and the Agreement, which are filed as Exhibits 10.1 and 10.2 hereto and the Summary is incorporated herein by reference.
On November 10, 2008, the Company issued a press release entitled “Sparton Corporation Announces Appointment of New Chief Executive Officer” which was filed as Exhibit 99.1 to a Form 8-K filed with the Securities and Exchange Commission on November 13, 2008. The press release disclosed that Mr. Langley, who had served as Sparton’s Interim Chief Executive Officer and President since February of 2008, would remain as President of the Company after the appointment of a new Chief Executive Officer for the Company.
Mr. Langley has been employed by the Company for over 30 years and has held various corporate offices, including Chief Financial Officer, Director, and Interim Chief Executive Officer. Other than the Agreement, there is no arrangement or understanding between Mr. Langley and any other persons pursuant to which he was selected as an officer.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 10.1	Summary of Final Terms for Richard L. Langley Employment Agreement dated November 22, 2008 by and between Sparton Corporation and Richard L. Langley

Exhibit 10.2	Employment Agreement dated November 22, 2008, by and between Sparton Corporation and Richard L. Langley

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
By:	/s/ Cary B. Wood
Cary B. Wood, Chief Executive Officer

Date: November 26, 2008

EXHIBIT INDEX

Number	Description

Exhibit 10.1	Summary of Final Terms for Richard L. Langley Employment Agreement dated November 22, 2008 by and between Sparton Corporation and Richard L. Langley

Exhibit 10.2	Employment Agreement dated as of November 22, 2008, by and between Sparton Corporation and Richard L. Langley